                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 1997 to January 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                                    GREEN TREE FINANCIAL CORP.



                                    BY: /s/Phyllis A. Knight
                                        --------------------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                                GREEN TREE TRUST
                                     1996-B
                                 MONTHLY REPORT
                                  JANUARY 1997

                                                  Distribution Date: 2/17/97
                                                  CUSIP#:  393505 LR1
                                                  Trust Account:  3334726-0

A.  Collected Amount                                        $790,687.34

B.  Delinquent Payments Advanced/Recovered                     3,172.04

C.  Aggregate Repurchase Price for Contracts
    to be Repurchased                                               .00

D.  Amount Available (A+B+C)                                 793,859.38

E.  Monthly Principal (6.45%)                                 96,652.07

    (1)   Regular Principal Payments            $241,372.29
    (2)   Principal Prepayments                  338,199.02
    (3)   Delinquent Principal Advanced           27,787.49
    (4)   Net Losses                              46,269.21
    (5)   Contracts Repurchased due to Breach
          of Representations and Warranties
          (See attached)                                .00
    (6)   Bankruptcy Write-Down                         .00
    (7)   Delinquent Payments Recovered          (28,581.79)
    (8)   Unpaid Principal from Prior Months            .00

                     Total Principal                         625,046.20

G.   Monthly Servicing Fee (.75%)                             11,238.61

H.   Advances Reimbursed                                      37,606.70

I    Guaranty Fee                                             60,922.50

J.   Shortfall [(E+F+(if Company is not the
     Servicer)G)-D]                                                 .00

K.   Guaranty Payment (lesser of J or Guaranty Amount
     from prior month)                                              .00

L.   Aggregate Certificate Principal Balance              17,356,734.37

                      GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                                GREEN TREE TRUST
                                     1996-B
                                 MONTHLY REPORT
                                  JANUARY 1997
                                     Page 2

                                                  Distribution Date: 2/17/97
                                                  CUSIP#:  393505 LR1
                                                  Trust Account:  3334726-0


M.   New Guaranty Amount (lessor of (1) Guaranty
     Amount from prior month - K or (2)L)                           2,513,072.00

N.   Pool Scheduled Prinicipal Balance                             17,356,734.37

O.   Pool Factor
     (1)  Previous Month Pool Factor                                   .71552966
     (2)  Current Month Pool Factor                                    .69065787

P.   Aggregate Scheduled Balances and Number of
     Delinquent Contracts

     (a)  31-59 days              130,783.50     25
     (b)  60-89 days               30,569.53      6
     (c)  90 or more days          37,505.89      5

Q.   Liquidated Contracts                                              46,517.87


     (1)  Net Liquidiation Loss                           #9           50,353.13

R.   Number of Loans Remaining                                             3,768

S.   Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance
     was unavailable                                    # 44          249,727.08

T.   Average Sixty-Day Delinquency Ratio                                     .39

U.   Current Realized Loss Ratio                                             .29

V.   Cumulative Realized Loss Ratio                                         1.04

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                     1996-B
                                  JANUARY 1997
                              Defaulted Contracts



                                                Estimated
                                    Repurchase   Loss at
Account#     Principal   Interest     Amount    Sale Date
--------     ---------   --------   ----------  ---------

15703011     12,579.56      67.61   12,647.17   13,105.38
15704622      3,228.69      17.35    3,246.04    3,468.15
15707520      6,739.08      36.22    6,775.30    7,531.60
15710461      3,058.34      16.43    3,074.77    3,446.27
15711491      4,454.42      23.94    4,478.36    4,787.04
15716624      5,813.17      31.24    5,844.41    6,395.72
15719910      3,654.01      19.64    3,673.65    3,995.81
15722084      2,782.67      14.95    2,797.62    3,115.02
15725812      3,959.27      21.28    3,980.55    4,508.14

TOTALS      $46,269.21    $248.66  $46,517.87  $50,353.13
            ==========    =======  ==========  ==========